Exhibit 99.1

         OMI Corporation Announces Vessel Rates for the Second Quarter


    STAMFORD, Conn.--(BUSINESS WIRE)--June 15, 2006--OMI Corporation (NYSE:OMM) of Stamford, Connecticut announced today it expects that upon completion of the quarter ending June 30, 2006, its spot market Suezmax tankers will have earned approximately $45,000 per day average time-charter-equivalent ("TCE") for the quarter, and its spot market product carriers will have earned approximately $23,000 per day. Also in the second quarter, it will recognize profit sharing from three product tankers and two Suezmaxes.

    The Company believes that the rates for the current quarter are significantly above stock market expectations.

    OMI is a major international owner and operator of crude oil tankers and product carriers. Its fleet currently comprises 48 vessels, consisting of 13 Suezmaxes and 35 product carriers aggregating approximately 3.6 million deadweight tons.



                     Type of        Year                    Charter
  Name of Vessel     Vessel         Built        Dwt       Expiration
------------------ ------------ ------------ ------------ ------------
CRUDE OIL FLEET:
----------------

Wholly-Owned:
-------------
ARLENE             Suezmax             2003      165,293       SPOT
INGEBORG           Suezmax             2003      165,293       SPOT
DELAWARE           Suezmax             2002      159,452     May-12(P)
DAKOTA             Suezmax             2002      159,435       SPOT
ADAIR              Suezmax             2003      159,199       SPOT
ANGELICA           Suezmax             2004      159,106       SPOT
JANET              Suezmax             2004      159,100       SPOT
                                             ------------
                                               1,126,878
                                             ------------
Time chartered-in:
------------------
HS ALCINA          Suezmax             2001      160,183       SPOT
CAPE BANTRY        Suezmax             2000      159,999       SPOT
CAPE BASTIA        Suezmax             2005      159,156     Apr-09
CAPE BONNY         Suezmax             2005      159,062     Apr-09
OLIVER JACOB       Suezmax             1999      157,327       SPOT
MAX JACOB          Suezmax             2000      157,327     May-12(P)
                                             ------------
                                                 953,054
                                             ------------

Total Crude Oil
 Fleet                                         2,079,932
                                             ------------

CLEAN FLEET:
------------

Wholly-Owned:
-------------
NECHES             Handymax            2000       47,052     Oct-07
SAN JACINTO        Handymax            2002       47,038     Apr-08
MOSELLE            Handymax            2003       47,037     Feb-09
GUADALUPE          Handymax            2000       47,037     Apr-08
AMAZON             Handymax            2002       47,037     Apr-08
THAMES             Handymax            2005       47,036     Oct-06
ROSETTA            Handymax            2003       47,015     Mar-09
REPUBLICAN         Handymax            2006       47,000     Jun-09(P)
PLATTE             Handymax            2006       47,000     May-09
LAUREN             Handymax            2005       46,955     Dec-07(P)
JEANETTE           Handymax            2004       46,955     Mar-08(P)
HORIZON            Handymax            2004       46,955     Dec-08
KANSAS             Handymax            2006       46,922     Apr-09(P)
WABASH             Handymax            2006       46,893     Mar-08(P)
BRAZOS             Handymax            2005       46,889     Dec-08
RUBY               Handysize           2004       37,384       SPOT
ORONTES            Handysize           2002       37,383     May-10
OHIO               Handysize           2001       37,278     May-10
GARONNE            Handysize           2004       37,278     Apr-09(P)
ASHLEY             Handysize           2001       37,270       SPOT
MARNE              Handysize           2001       37,230       SPOT
GANGES             Handysize           2004       37,178       SPOT
LOIRE              Handysize           2004       37,106     Feb-09(P)
FOX                Handysize           2005       37,006     May-10(P)
RHINE              Handysize           2006       36,993       SPOT
TEVERE             Handysize           2005       36,990     Jul-10(P)
SAONE              Handysize           2004       36,986     Jul-09(P)
TRINITY            Handysize           2000       35,834     Mar-10
MADISON            Handysize           2000       35,828     Mar-10
RHONE              Handysize           2000       35,775     May-07(P)
CHARENTE           Handysize           2001       35,751     Sep-08(P)
ISERE              Handysize           1999       35,438     Sep-08(P)
SEINE              Handysize           1999       35,407     Aug-08
                                             ------------
                                               1,364,936
                                             ------------

Bareboat
chartered-in:
-------------
TAMAR              Panamax             2003       70,362     Jul-08
OTTAWA             Panamax             2003       70,297     Apr-08
                                             ------------
                                                 140,659
                                             ------------

Total Clean Fleet                              1,505,595
                                             ------------

Total Current
 Fleet                                         3,585,527
                                             ------------

(P): Time Charters with Profit Sharing



    CONTACT: OMI Corporation
             Merete Serck-Hanssen, 203-602-6773